SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e) (2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                       Third Avenue Variable Series Trust
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                (Name of Registrant as Specified In Its Charter)

    (name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(1)  Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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


                       THIRD AVENUE VARIABLE SERIES TRUST
                                767 Third Avenue
                          New York, New York 10017-2023

Dear Shareholder,

     I would like to notify you of a special meeting of shareholders of the Third Avenue Value Portfolio of the Third Avenue Variable Series Trust, which is described in the enclosed materials. A number of important proposals will be voted on, and I urge you to vote your enclosed proxy.


     One proposal relates to the election of the Board of Trustees, since the Trustees were elected by the sole shareholder at the time of the creation of the Trust and have not been previously elected by shareholders. We are also seeking to ratify the selection of auditors for the Fund. The last proposal seeks approval of an "assignment" of the Investment Advisory Agreement with the Fund's adviser in connection with a technical change of control of the adviser that would be caused by a proposed transfer of voting control of the adviser back to my adult children who own a majority of the shares. No change in the management or operations of the adviser or the Funds would occur as a result of this transfer and the Investment Advisory Agreement will remain exactly the same as the current Investment Advisory Agreement. I will continue to act as portfolio manager of the Fund and in fact will be entering into a five-year employment contract with the Fund's adviser.

     The proxy documents explain each proposal in detail, and I encourage you to review them. As always, we are available to answer your questions at 1-800---------------. By mailing in your vote today, you can help Third Avenue Funds avoid the cost of follow-up mailings and phone calls.

     We appreciate your prompt attention to this matter. Thank you for being a shareholder of Third Avenue Funds.

                               Sincerely,


                               Martin J. Whitman
                               Chairman of the Board and Chief Executive Officer

                               THIRD AVENUE FUNDS
                                767 Third Avenue
                          New York, New York 10017-2023


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders :

     A Special Meeting (the "Meeting") of shareholders of the Third Avenue Value Portfolio (the "Fund") of Third Avenue Variable Series Trust (the "Trust"), a Delaware business trust, will be held at [Four Times Square, 37th Floor, New York, New York 10036] on May 24, 2000 at [11:00 a.m.] New York time for the following purposes:

1. To elect ten (10) Trustees to serve until the next meeting of shareholders, if any, and until the election and qualification of their successors.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending October 31, 2000.

3. To approve a new Investment Advisory Agreement between the Fund and its current adviser, EQSF Advisers, Inc., in connection with a proposed change of control of EQSF Advisers, Inc.

4. To transact such other business as may properly come before the meeting and/or any adjournments thereof.

     Shareholders of record at the close of business on April 10, 2000 are entitled to notice of, and to vote at the meeting and/or any adjournments thereof.

                       By Order of the Board of Trustees,

                                Ian M. Kirschner
                                     SECRETARY
APRIL 15, 2000


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                             YOUR VOTE IS IMPORTANT


SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE ADDITIONAL FUND EXPENSE OF FURTHER SOLICITATION.

QUESTIONS AND ANSWERS

Q:   Why is this material being sent to shareholders  and what are they supposed to do with it?

A: This material is being sent to shareholders of the Fund to ask them to vote on some important proposals. These proposals include the election of the Board of Trustees, the ratification of the auditors of the financial statements of the Fund and the approval of a new Investment Advisory Agreement with the adviser of the Fund on the same terms as the existing agreement. The Trustees recommend that you for FOR all the proposals.

Q:   Why is it necessary to vote on a new Investment Advisory Agreement with the
Funds' investment adviser if there are no changes between that contract and the existing one?

A: The reason is that Martin J. Whitman, the Chairman and Chief Executive Officer of the Funds and the Adviser, wishes to give back to his children the voting rights to the shares they own. If Mr. Whitman gives back his voting rights, the present Investment Advisory Agreement will terminate automatically under the law. Consequently, it is necessary for shareholders to approve a new Agreement so that the Adviser can continue, without interruption, to provide its services to the Fund. Mr. Whitman plans to remain with the Fund and the Adviser in his current capacities for the indefinite future and will be entering into a five-year employment agreement with the Adviser.

Q:   Why are  shareholders  electing  Trustees  to the Board  when the  Trustees already serve in that capacity?

A:   The  Trustees  were  elected  by the  sole  shareholder  at the time of the formation of the Trust. Management desires that current shareholders elect all present members of the Board of Trustees.

Q:   Why is the selection of the independent accountants being ratified?

A:   The  Trust  is  required  to  present   ratification   of  the  independent
accountants at least once each year in which it holds any shareholder meeting.

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Important additional information about the proposals is set forth in the accompanying Proxy Statement. Please read it carefully.
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


                                PRELIMINARY PROXY

                               THIRD AVENUE FUNDS
                                767 Third Avenue
                          New York, New York 10017-2023

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 24, 2000


     This Proxy Statement is furnished to the shareholders of the Third Avenue Value Portfolio (the "Fund") of the Third Avenue Variable Series Trust (the "Trust") in connection with the solicitation by the management of the Trust of proxies to be used at the Special Meeting of Shareholders of the Fund (the "Meeting"), to be held at [Four Times Square, 37th Floor, New York, New York
10036], on May 24, 2000 at [11:00 a.m.] New York time, and/or at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

     The cost of the solicitation of proxies will be borne directly by the Trust and therefore, indirectly by its shareholders. Proxies may be solicited personally or by mail, telephone or electronic means by Trustees, officers and regular employees of the Trust, its Investment Adviser, EQSF Advisers, Inc. (the "Adviser") and PFPC, Inc., the Fund's transfer agent.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest of the Fund represented thereby will be voted in accordance with the instructions marked on the proxy. To the extent instructions are not marked, executed proxies will be voted FOR proposals 1, 2 and 3 and in the discretion of the proxies on any other matter. Any proxy may be revoked at any time prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

     At the close of business on April 10, 2000, the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, there were outstanding ______________ shares of the Fund entitled to vote. Each share represents a transferable unit of beneficial interest in the Fund and entitles the holder thereof to one vote on all matters which come before the Meeting.

     In the event that a quorum is not present or a quorum is present but sufficient votes in favor of any of the proposals described in this proxy statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment, all executed proxies that make no provision to the contrary (such as by instructing the proxies to vote against the proposal).

     Some proposals require more votes than others to be approved. An affirmative vote of a majority of each Fund's outstanding shares (defined as either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) is necessary to approve the Investment Advisory Agreement. Election of Trustees requires a plurality of the votes cast at the Meeting. Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes of the Fund cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding.

     This Proxy Statement and the accompanying Form of Proxy will initially be mailed to shareholders on or about April 15, 2000.

     Shareholders may request copies of the Annual Report of the Fund for the fiscal year ended December 31, 1999, without charge, by writing to Third Avenue Funds, 767 Third Avenue, New York, NY 10017, Attention: Marketing Department, or by calling toll-free (800) 443-1021.


                                 PROPOSAL NO. 1

                              ELECTION OF TRUSTEES

     Pursuant to the Agreement and Declaration of Trust of the Trust, the Board of Trustees has fixed the number of trustees comprising the entire Board at not more than fifteen (15) and has designated the ten (10) incumbent Trustees listed below as nominees for election as Trustees of the Trust to hold office until the next Meeting of Shareholders and until their successors are elected and qualified.

     A shareholder using the enclosed proxy card can vote for all or any of the nominees of the Board of Trustees or withhold his or her vote from all or any of such nominees. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be voted FOR the election as Trustees of the Trust of each of the persons named below. If for any reason any of the nominees named below should be unable to stand for election or serve if elected, it is intended that such proxy will be voted for the election of such other person(s) as management may recommend. Each of the nominees is a member of the current Board of Trustees and has consented to his or her nomination and has agreed to serve if elected. Management has no reason to believe that any nominee will be unable to serve as a Trustee.

     The following table sets forth the names of management's nominees for election as Trustees, their principal occupation or employment during the past five years including the periods during which each of them has served as a Trustee, their age and the approximate number of shares of the Trust beneficially owned, directly or indirectly, by each of them as of March 31, 2000.


                                                                         SHARES
                                             POSITION(S) HELD WITH       OWNED
                                             PRINCIPAL OCCUPATION        BENEFI-
NAME & ADDRESS           AGE     REGISTRANT  DURING PAST 5 YEARS         CIALLY
--------------           ---     ----------  --------------------------- ------
PHYLLIS W. BECK           73     Trustee     An  Associate  Judge of the    0
GSB Bldg. Suite 800                          Superior      Court      of
City Line & Belmont Ave.                     Pennsylvania;   Trustee  or
Bala Cynwald, PA                             Director   of   the   Third
19004-1611                                   Avenue    Trust    or   its
                                             predecessor   (Nov.   1992-
                                             Present);  Trustee of Trust
                                             since inception.

LUCINDA FRANKS            53     Trustee     Journalist  (1969-Present);    0
64 East 86th Street                          Author;  Winner of the 1971
New York, NY 10028                           Pulitzer      Prize     for
                                             Journalism;  Trustee of the
                                             Third  Avenue  Trust  (Feb.
                                             1998--Present);  Trustee of
                                             Trust since inception.

GERALD  HELLERMAN         62     Trustee     Managing     Director    of    0
10965 Eight Bells Lane                       Hellerman   Associates,   a
Columbia, MD 21044                           financial   and   corporate
                                             consulting firm. Trustee or
                                             Director   of   the   Third
                                             Avenue    Trust    or   its
                                             predecessor   (Sept.  1993-
                                             Present);  Trustee of Trust
                                             since inception.

MARVIN MOSER, M.D.        76     Trustee     Trustee      of     Trudeau    0
13 Murray Hill Road                          Institute,     a    medical
Scarsdale, NY 10583                          research         institute;
                                             Clinical    Professor    of
                                             Medicine at Yale University
                                             School  of   Medicine   and
                                             Senior   Medical   Advisor,
                                             National     High     Blood
                                             Pressure Education Program,
                                             National  Heart,  Lung  and
                                             Blood  Institute;  Director
                                             of AMBI  Corp;  Trustee  or
                                             Director   of   the   Third
                                             Avenue    Trust    or   its
                                             predecessor           (Nov.
                                             1994-Present);  Trustee  of
                                             Trust since inception.

DONALD RAPPAPORT          73     Trustee     Private     investor    and    0
1619 31st Street, N.W.,                      consultant  (1987-May  1997
Washington, D.C. 20007                       and    May   1999-Present);
                                             Avenue  Trust Financial and
                                             Chief  Information  Officer
                                             for the U.S. Department  of
                                             Education (May  1997 to May
                                             1999); Trustee or  Director
                                             of the Third  Avenue  Trust
                                             or     its      predecessor
                                             (November 1991-May 1997 and
                                             June 1999-Present); Trustee
                                             of Trust since inception.

MYRON M. SHEINFELD        70     Trustee     Counsel  (12/96-Present) to    0
1001 Fannin St.,                             and       Attorney      and
Suite 3700                                   Shareholder (1968-12/96) of
Houston, TX 77002                            Sheinfeld,   Maley   &  Kay
                                             P.C., a law firm;  Director
                                             (1988-Present)   of  Nabors
                                             Industries,     Inc.,    an
                                             international  oil drilling
                                             contractor;        Director
                                             (11/98-   Present)   Anchor
                                             Glass             Container
                                             Corporation;       Director
                                             (7/99-Present)   of   Repap
                                             Enterprises,  Inc.;  Author
                                             of texts on Bankruptcy  and
                                             Bankruptcy Taxation; Former
                                             adjunct  professor  of  law
                                             University  of Texas School
                                             of Law (1974-1991); Trustee
                                             or  Director  of the  Third
                                             Avenue    Trust    or   its
                                             predecessor           (Nov.
                                             1990-Present);  Trustee  of
                                             Trust since inception.

MARTIN SHUBIK             73     Trustee     Seymour  H. Knox  Professor    0
Yale University Dept.                        (1975-Present)           of
 of Economics                                Mathematical            and
Box 2125, Yale Station                       Institutional    Economics,
New Haven, CT 06520                          Yale University; Trustee or
                                             Director   of   the   Third
                                             Avenue    Trust    or   its
                                             predecessor           (Nov.
                                             1990-Present);  Trustee  of
                                             Trust since inception.

CHARLES C. WALDEN         55     Trustee     Executive  Vice  President-    0
11 Williamsburg Circle                       Investments  (1973-Present)
Madison, CT 06443                            (Chief Investment  Officer)
                                             of Knights of  Columbus,  a
                                             fraternal  benefit  society
                                             selling life  insurance and
                                             annuities;        Chartered
                                             Financial Analyst;  Trustee
                                             or  Director  of the  Third
                                             Avenue    Trust    or   its
                                             predecessor            (May
                                             1996-Present);  Trustee  of
                                             Trust since inception.

BARBARA WHITMAN*          41     Trustee     Registered       Securities    0
767 Third Avenue                             Representative
New York, NY 10017-2023                      (11/96-Present)   of   M.J.
                                             Whitman,       Inc.,      a
                                             broker-dealer    and    the
                                             Funds'         underwriter;
                                             Director  (4/95-Present) of
                                             EQSF  Advisers,  Inc.,  the
                                             Funds' investment  adviser;
                                             Director  (4/99-Present) of
                                             M.J.  Whitman Holding Corp.
                                             (MJWHC),  a holding company
                                             managing         investment
                                             subsidiaries     and     an
                                             investment    adviser    to
                                             private  and  institutional
                                             clients;           Director
                                             (12/99-Present) of The Beck
                                             Institute;         Director
                                             (8/97-6/98)   of  Riverside
                                             Stage  Company;  Trustee of
                                             the  Third   Avenue   Trust
                                             (September   1997-Present);
                                             Trustee   of  Trust   since
                                             inception.

MARTIN J. WHITMAN*        75     Trustee     Chairman       and      CEO    0
767 Third Avenue                             (3/90-Present),   President
New York, NY 10017-2023                      (1/91-5/98),  of the Trust;
                                             Chairman       and      CEO
                                             (3/90-Present),   President
                                             (1/91-2/98),     of    EQSF
                                             Advisers,  Inc.;  Chairman,
                                             CEO       (1/1/95-Present),
                                             President  (1/1/95-6/29/95)
                                             and     Chief    Investment
                                             Officer (10/92-Present)  of
                                             M.J.    Whitman   Advisers,
                                             Inc.,   a   subsidiary   of
                                             MJWHC;     Chairman,    CEO
                                             (1/1/95-Present)        and
                                             President (1/1/95) of MJWHC
                                             and of M.J. Whitman,  Inc.,
                                             a  subsidiary  of MJWHC and
                                             the successor broker-dealer
                                             of  M.J.   Whitman,   L.P..
                                             (MJWLP), a Delaware limited
                                             partnership  which has been
                                             dissolved;    Distinguished
                                             Management   Fellow   (1972
                                             -Present) and Member of the
                                             Advisory Board (10/94-6/95)
                                             of  the  Yale   School   of
                                             Management      at     Yale
                                             University;   Director  and
                                             Chairman    (8/90-Present),
                                             President (8/90-12/90), CEO
                                             (8/96-Present)   and  Chief
                                             Investment          Officer
                                             (12/90-8/96)  of  Danielson
                                             Holding Corporation,  and a
                                             Director       of       its
                                             subsidiaries;      Director
                                             (3/91-Present)   of  Nabors
                                             Industries,     Inc.,    an
                                             international  oil drilling
                                             contractor;        Director
                                             (8/97-Present)   of   Tejon
                                             Ranch     Co.;     Director
                                             (3/93-2/96)   of   Herman's
                                             Sporting Goods, Inc., which
                                             filed a voluntary  petition
                                             under  Chapter  11  of  the
                                             United  States   Bankruptcy
                                             Code  on

                                             April  26,  1996; President
                                             and CEO (10/74-Present)  of
                                             Martin  J. Whitman  &  Co.,
                                             Inc. (formerly M.J. Whitman
                                             & Co.,  Inc.),  a   private
                                             investment         company;
                                             Chairman  and  CEO  of  the
                                             Third  Avenue  Trust or its
                                             predecessor           (nov.
                                             1990-Present);  Chairman of
                                             the  Board and  Trustee  of
                                             Trust   since    inception;
                                             Chartered         Financial
                                             Analyst.

* An asterisk denotes those trustees who are deemed "interested persons" of the Fund. Mrs. Beck is the sister of Mr. Whitman and the aunt of Ms. Whitman. Barbara Whitman is Mr. Whitman's daughter.

     The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays the non-affiliated Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service. The Trust paid Trustees, in the aggregate, $_______ in such fees and expenses for the year ended October 31, 1999. Trustees do not receive any pension or retirement benefits from the Trust. The Board of Trustees held one meeting during the year ended October 31, 1999. Each Trustee, other than Lucinda Franks, attended that meeting of the Board of Trustees.

     For the year ended October 31, 1999, the aggregate amount of compensation paid to each Trustee by the Trust is listed below.

Compensation Table

                             Aggregate Compensation           Total Compensation
                              From Registrant for               From Registrant
                                  Year Ended                   and Fund Complex
Name and Position Held         October 31, 1999*               Paid to Trustees*

Phyllis W. Beck, Trustee           $      0                        $      0
Lucinda Franks, Trustee            $      0                        $ 31,499
Gerald Hellerman, Trustee          $  1,500                        $ 33,333
Marvin Moser, M.D., Trustee        $  1,500                        $ 33,333
Donald Rappaport, Trustee          $  1,500                        $ 13,500
Myron M. Sheinfeld, Trustee        $  1,500                        $ 31,833
Martin Shubik, Trustee             $  1,500                        $ 33,333
Charles C. Walden, Trustee         $  1,500                        $ 33,333
Barbara Whitman, Trustee           $      0                        $      0
Martin J. Whitman, Chairman
 and Chief Executive Officer       $      0                        $      0

     * Amount does not include reimbursed expenses for attending Board meetings, which amounted to $10,234 for all Trustees as a group. Amount for Fund Complex includes fees with respect to the Third Avenue High Yield Fund, which was subsequently terminated in connection with the transfer of all of its assets to Pioneer High Yield Fund on February 25, 2000.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES TO THE BOARD OF TRUSTEES.

ADMINISTRATOR, TRANSFER AGENT, AND DISTRIBUTOR OF THE FUNDS

     The Fund has also entered into a Services Agreement with PFPC Inc. located at 211 South Gulph Road, P.O. Box 61503, King of Prussia, PA 19406. PFPC Inc. provides certain accounting, transfer agency and shareholder services to each Fund other than those relating to the investment portfolio of the Fund, the distribution of the Fund and the maintenance of the Fund's financial records. In addition to EQSF Advisers, Inc. acting as the Fund's Investment
Adviser, it also acts as the Fund's Administrator and provides all other administrative services to the Fund other than those relating to the investment portfolio of the Fund, the distribution of the Fund and the maintenance of the Fund's financial records and those performed by PFPC Inc. under the Services Agreement. The Adviser has entered into a Sub-Administration Agreement with PFPC Inc. pursuant to which PFPC Inc. performs certain of those services on behalf of the Adviser. During the fiscal year ended October 31, 1999 (the first year during which the administration agreement with the Adviser was in effect), the Fund paid $8,800 in fees to the Adviser for these services. M. J. Whitman, Inc. ("MJW"), 767 Third Avenue, New York, NY 10017, an affiliate of the Adviser, acts as the principal underwriter and distributor of the Funds' shares. MJW also acts as a broker-dealer for the Funds. In the fiscal year ended October 31, 1999, the Fund paid approximately $9,062 in brokerage commissions to MJW (constituting 79.46% of all commissions paid by the Fund).

EXECUTIVE OFFICERS

     In addition to Mr. Whitman, the other officers of the Trust are listed below, along with their age, position(s) held with the Trust and affiliates, and their principal occupation during the past five years.


DAVID M. BARSE            37   President     President   (6/99  to  Present)  of
767 Third Avenue               and Chief     Trust; President (5/98 to Present),
New York, NY 10017-2023        Operating     and Executive Vice President  (4/95
                               Officer       to  5/98) of  Third  Avenue  Trust;
                               (COO)         President,  Chief Operating Officer
                                             and  Director  (7/96 to Present) of
                                             Danielson   Holding    Corporation;
                                             Director   (8/96  to   Present)  of
                                             National American Insurance Company
                                             of California;  President  (2/98 to
                                             Present),  Executive Vice President
                                             (4/95 to 2/98),  and Director (4/95
                                             to Present) of EQSF Advisers, Inc.;
                                             President (6/95 to Present),  Chief
                                             Executive    Officer    (7/99    to
                                             Present), Director, Chief Operating
                                             Officer    (1/95    to    Present),
                                             Secretary   (1/95  to   1/96)   and
                                             Executive Vice  President  (1/95 to
                                             6/95) of MJWHC;  President (6/95 to
                                             Present),  Chief Executive  Officer
                                             (7/99 to Present), Director and COO
                                             (1/95 to Present),  Secretary (1/95
                                             to 1/96),  Executive Vice President
                                             (1/95  to  6/95)  of M.J.  Whitman,
                                             Inc.;  President (6/95 to Present),
                                             Chief  Executive  Officer  (7/99 to
                                             Present), Director and COO (1/95 to
                                             Present),  Executive Vice President
                                             (1/95   to  6/95)   and   Corporate
                                             Counsel  (10/92  to  12/95) of M.J.
                                             Whitman  Advisers,  Inc.;  Director
                                             (6/97  to  Present)  of CGA  Group,
                                             Ltd.

MICHAEL CARNEY            46   Treasurer,    Treasurer and CFO (6/99 to Present)
767 Third Avenue               Chief         of  Trust;  Treasurer  and  CFO  of
New York, NY 10017-2023        Financial     Third   Avenue   Trust   (3/90   to
                               Officer       Present);   Director   (1/1/95   to
                               (CFO)         Present), Executive Vice President,
                                             Chief Financial Officer (6/29/95 to
                                             Present)   of  MJWHC  and  of  M.J.
                                             Whitman, Inc.; Treasurer,  Director
                                             (1/1/95 to Present), Executive Vice
                                             President  (6/29/95 to Present) and
                                             CFO  (10/92  to  Present)  of  M.J.
                                             Whitman Advisers,  Inc.;  Treasurer
                                             (12/93   to  4/96)  of   Longstreet
                                             Investment  Corp.;  CFO (3/26/93
                                             to   6/95)   of   Danielson   Trust
                                             Company;  Limited  Partner (1/92 to
                                             12/31/94)  of M.J.  Whitman,  L.P.;
                                             CFO of WHR  Management  Corporation
                                             (8/91 to  Present),  and  Danielson
                                             Holding    Corporation   (8/90   to
                                             Present);  CFO and Treasurer  (5/89
                                             to Present) of EQSF Advisers, Inc.;
                                             CFO (5/89 to  Present)  of  Whitman
                                             Heffernan Rhein & Co., Inc., Martin
                                             J. Whitman & Co.,  Inc.,  (formerly
                                             M.J.  Whitman & Co.,  Inc.) and WHR
                                             Management  Company,  L.P.,  a firm
                                             managing investment partnerships.

KERRI WELTZ               32   Assistant     Assistant    Treasurer   (6/99   to
767 Third Avenue               Treasurer     Present)   of   Trust;    Assistant
New York, NY 10017-2023                      Treasurer    (5/96   to   Present),
                                             Controller   (1/96   to   Present),
                                             Assistant   Controller   (1/93   to
                                             12/95) and Staff  Accountant  (1/92
                                             to 12/92) for Third  Avenue  Trust;
                                             Controller   (1/96   to   Present),
                                             Assistant   Controller   (1/93   to
                                             12/95),  and Staff Accountant (1/92
                                             to 12/92) of EQSF  Advisers,  Inc.;
                                             Controller  (8/96 to  Present),  of
                                             Danielson Holding Corp.; Controller
                                             (5/96  to  Present)  and  Assistant
                                             Controller   (1/95   to   5/96)  of
                                             Whitman  Heffernan & Rhein  Workout
                                             Fund II, L.P. and Whitman Heffernan
                                             & Rhein  Workout  Fund II-A,  L.P.;
                                             Controller (5/96 to Present) of WHR
                                             Management Corp.;  Controller (5/96
                                             to Present),  Assistant  Controller
                                             (1/93 to 5/96) and Staff Accountant
                                             (5/91   to   12/92),   of   Whitman
                                             Heffernan   Rhein   &  Co.,   Inc.;
                                             Controller  (5/96  to  Present)  of
                                             Martin  J.  Whitman  &  Co.,  Inc.;
                                             Assistant   Controller   (10/94  to
                                             4/96)  of   Longstreet   Investment
                                             Corp.   and   Emerald    Investment
                                             Partners, L.P.


IAN M. KIRSCHNER          44   General       General Counsel and Secretary (6/99
767 Third Avenue               Counsel and   to  Present)   of  Trust;   General
New York, NY 10017-2023        Secretary     Counsel  and  Secretary   (8/96  to
                                             Present)   of   Danielson   Holding
                                             Corporation;  General  Counsel  and
                                             Secretary   (1/96  to  Present)  of
                                             MJWHC, M.J.  Whitman,  Inc., and M.
                                             J. Whitman Advisers,  Inc.; General
                                             Counsel  and  Secretary   (1/97  to
                                             Present)  of  Third  Avenue  Trust;
                                             General Counsel and Secretary (1/97
                                             to Present) of EQSF Advisers, Inc.;
                                             Vice-President, General Counsel and
                                             Secretary  (2/93  to  6/95)  of 2 I
                                             Inc.;  Of Counsel  (10/90 to 10/92)
                                             to Morgan, Lewis & Bockius.

                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Trustees, including a majority of the Independent Trustees of the Fund, selected, at a meeting of the Board of Trustees held on November 17, 1999, PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, NY 10036 as independent accountants to examine the financial statements of the Fund. PricewaterhouseCoopers has served as the Fund's independent accountants since the Fund's inception. The Fund has been informed that neither PricewaterhouseCoopers nor any of its partners has any direct financial interest or any material indirect financial interest in the Fund, nor has had any connection with the Fund during the past three years in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Although the Trust does not have an audit committee which meets with the independent accountants for the Fund, all of the Trustees are provided with updated financial and portfolio information statements each quarter, as well as audited year-end financial statements. The Board of Trustees meets with PricewaterhouseCoopers at a regular meeting of the Board of Trustees on an annual basis. It is not expected that a representative of PricewaterhouseCoopers will be present at the Special Meeting of the Shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS, LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS.


                                 PROPOSAL NO. 3

       TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT IN CONNECTION WITH A
                          CHANGE OF CONTROL OF ADVISER

     EQSF Advisers, Inc., 767 Third Avenue, New York, NY 10017-2023 (the "Adviser"), serves as the investment adviser of the Fund pursuant to Investment Advisory Agreements dated as of September 1, 1999 (the "Advisory Agreement"). The Advisory Agreement was initially approved on the dates listed above by the sole shareholder of the Fund. It had previously been approved by the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"). After an initial two-year term, the Advisory Agreement continues from year to year if approved annually by the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated at any time without penalty, upon 60 days' written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

     Under the Advisory Agreement, the Adviser supervises and assists in the management of the Fund, provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. The Adviser furnishes, at its expense, all necessary office equipment and pays the compensation of officers of the Trust for their services as such.

     All other non-advisory expenses incurred in the operation of the Trust and the continuous offering of its shares, including taxes, fees and commissions, bookkeeping expenses, salaries of non-officer fund employees and officers of the Trust providing administrative services, the cost of leased office space incurred in operation of the Trust, expenses of redemption of shares, charges of custodians and transfer agents, auditing and legal expenses and fees of outside Trustees, are borne by the Trust.

     Under the Advisory Agreement, the Funds pay the Adviser a monthly fee of 1/12 of .90% (an annual fee of .90%) on the average daily net assets in the Fund during the prior month. During the fiscal year ended on December 31, 1999, the Fund incurred investment advisory fees to the Adviser of $4,011.

     Under current arrangements, whenever in any fiscal year, the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes of the

Fund exceeds 1.3% of the average daily net assets of the Fund, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. If a Fund's operating expenses fall below the expense limitation, that Fund will begin repaying the Adviser for the amount contributed on behalf of the Fund. This repayment will continue for up to three years after the end of the fiscal year in which an expense is reimbursed by the Adviser, subject to the expense limitation, until the Adviser has been paid for the entire amount contributed or such three year period expires. This arrangement may be terminated by either the Fund or the Adviser at any time without the consent of the other.

     For the fiscal year ended December 31, 1999, no fees were reimbursed to the Adviser by the Fund. The Adviser waived fees of $4,011 and reimbursed $142,305 for the Fund, for the fiscal year ended December 31, 1999.

     The following are the executive officers and directors of the Adviser, all of whom are affiliated persons of the Trust and Adviser:

                            CAPACITY WITH FUNDS        CAPACITY WITH ADVISER
                            -------------------        ---------------------
Martin J. Whitman           Chairman and               Chairman and
                            Chief Executive Officer    Chief Executive Officer

David M. Barse              President, Chief           President, Chief
                            Operating Officer          Operating Officer,
                                                       Director

Michael Carney              Treasurer, Chief           Treasurer, Chief
                            Financial Officer          Financial Officer

Ian M. Kirschner            General Counsel            General Counsel
                            and Secretary              and Secretary

Kerri Weltz                 Assistant Treasurer        Assistant Treasurer

Barbara Whitman             Trustee                    Director

     The Investment Company Act of 1940, ("the Act") provides that in the event of a transfer of a controlling block of stock of the adviser of a registered investment company or series thereof, the Investment Advisory Contract with that fund is automatically terminated. A 25% block of the outstanding shares of the Adviser would normally be considered a controlling block as that term is used in the Act.

     Martin J. Whitman is a controlling person of the Adviser. His control is based upon his position as Chairman of the Board and Chief Executive Officer and an irrevocable proxy signed by his children, who own in the aggregate approximately 74% of the outstanding common stock of the Adviser (the balance of the shares being owned by Mr. Whitman and other employees of the Adviser and its affiliates). Mr. Whitman's children are Barbara Whitman whose address is the same as the Fund; James Q. Whitman, Yale Law School, 127 Wall Street, New Haven, CT 16520-8215, and Thomas I. Whitman, Swarthmore College, 500 College Avenue, Swarthmore, PA 19081. When Mr. Whitman formed the Adviser, his children purchased approximately 75% of the outstanding shares. Each of Mr. Whitman's children currently own 24.33% of the common stock of the Adviser. As part of the initial formation of the Adviser, Mr. Whitman's children gave the right to vote their shares to him by signing an irrevocable proxy.

     Mr. Whitman now desires to revoke the proxy (which is permissible under the terms of the proxy) and return the voting rights of the shares to his children, as they are mature adults. While no change in ownership of the shares would be involved in any such revocation, management believes that transfer of the right to vote these shares constitutes an assignment under the Act. Thus, shareholders of the Fund are being asked to approve a new Investment Advisory Agreement with the Adviser to take effect upon such revocation.

     Mr. Whitman has assured the Board that his revocation of the proxy will in no way affect his performance as Chairman and Chief Executive Officer and a Trustee of the Trust and Chairman and Chief Executive Officer and a director of the Adviser and its affiliates. He has every intention of continuing to serve the Trust and the other entities in his present capacities, and has agreed to enter into a five-year employment contract with the Adviser. No changes are proposed in the terms of the Advisory Agreement.

     On March 27, 2000 the Board of Trustees, including the Independent Trustees, unanimously approved the deemed transfer of the Advisory Agreement and directed that it be submitted to the shareholders for approval at a Special Meeting of Shareholders called for that purpose.

     In evaluating the change of control and the Advisory Agreement, the Board relied in part upon its experience in overseeing, on an ongoing basis, the nature, quality and extent of the Adviser's services to the Fund and related funds. The Board noted that the change of control was occurring by reason of applicable definitions in the Act and that no actual changes in the management or operations of the Adviser would occur. The Board also noted Mr. Whitman's assurances as to his continued performance for the Fund, including his entrance into a five-year employment agreement with the Adviser, described above.

     With respect to the approval of the Advisory Agreement, the Board was provided with additional information prepared specially to assist it in its consideration of this issue. The Adviser had previously prepared a report evaluating the Adviser's fee and the Fund's expenses based on publicly available industry data as an aid to the Board in its deliberations. The Adviser presented its proposal to the Board of Trustees, which included the report and updated data on the funds described in it. The report compared the Fund's current expenses, advisory fee, performance and other indicators to comparable funds having similar investment approaches and objectives to the Fund.

     The Board reviewed the information and documentation provided and considered such factors as they deemed reasonably necessary. These factors included, among others, (1) the nature and quality of the advisory and non-advisory services rendered and the results achieved by the Adviser in the management of the Fund's portfolio, both on a stand-alone basis and in comparison to comparable funds; (2) the relationship of the advisory fee schedule to the fee schedules of comparable mutual funds, the impact of the advisory fees on the Fund's expense ratio and the relationship of the Fund's pro forma expense ratio to the expense ratios of comparable mutual funds; (3) the costs borne by the Adviser in providing investment advisory and management services to the Fund; (4) the historical and anticipated profits of the Adviser in providing services to the Fund; and (5) the benefits the Adviser may have indirectly received from its relationship with the Fund.

     In reaching its decision to approve the Advisory Agreement, the Independent Trustees noted that the Fund was new, but that the historical performance of the fund of which it is a clone under the Adviser's direction has been highly satisfactory and that that fund's historical total expense ratios had been below average.

     In the event that shareholders do not approve the change of control and the Advisory Agreements, Mr. Whitman will not revoke his proxy and the Advisory Agreement will remain in effect.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE ADVISORY AGREEMENT IN CONNECTION WITH THE CHANGE OF CONTROL OF THE ADVISER.


                             PRINCIPAL SHAREHOLDERS

     On March 29, 2000, to the knowledge of the management of the Fund only IDS Life Insurance Company 1SV, which beneficially owned 383,132 shares (53.98% of the outstanding shares) and IDS Life Insurance Company 2SV, which beneficially owned 314,366 shares (44.29% of the outstanding shares), in each case on behalf of holders of variable annuity contracts, beneficially owned more than 5% of the outstanding shares of the Fund.

     The officers and Trustees of the Fund do not own any shares of the Fund.

     Management knows of no other matters which may be brought before the Meeting. However, if any other matters come before the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their judgement on such matters.

           SHAREHOLDERS PROPOSALS FOR FUTURE MEETINGS OF SHAREHOLDERS

     Since there are no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Trustees in their discretion, shareholders wishing to submit proposals that are intended to be presented at any such future shareholder meeting, should submit the proposal(s) in writing to the Secretary of the Trust, Third Avenue Funds, 767 Third Avenue, New York, NY 10017-2023. Shareholder proposals should be received in a reasonable time before the solicitation is made.

     Submission of proposals by shareholders does not guarantee its inclusion in a proxy statement since applicable state or federal rules apply. The Trust is not obligated to call a shareholder meeting to consider any proposal which is substantially the same as a matter voted upon by the shareholders during the preceding twelve months, unless requested by holders of a majority of all shares entitled to be voted at such meeting.

                                 By Order of the Board of Trustees,


                                        Ian M. Kirschner
                                            Secretary

Dated: April 15, 2000

                                                              PRELIMINARY COPY

                                                                           PROXY
                          THIRD AVENUE VALUE PORTFOLIO
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2000


         The undersigned, revoking all proxies heretofore given, hereby appoints Martin J. Whitman and David M. Barse and each of them, with power of substitution, to represent the undersigned and to vote all of the Fund shares of the undersigned at the Special Meeting of Shareholders to be held on May 24, 2000 at 11:00 a. m., at Four Times Square, 37th Floor, New York, NY.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, AND 4, INCLUDING A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS. IF NO SPECIFICATIONS ARE MADE, THE PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, AND 4. THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

1.   To elect ten (10)  Trustees to serve until the next special  meeting of the
     Trust,  if  any,  and  until  the  election  and   qualification  of  their
     successors.

          | |  FOR all nominees listed below          | |  WITHHOLD AUTHORITY
          (except as marked to the contrary           (to vote for all nominees
          below)                                      listed below)

(INSTRUCTION: To withhold authority to vote for any nominee strike a line through the nominee's name in the list below)

          Phyllis W. Beck         Marvin Moser              Martin Shubik
          Lucinda Franks          Donald Rappaport          Charles C. Walden
          Gerald Hellerman        Myron M. Sheinfeld        Barbara. Whitman
                                                            Martin J. Whitman


2.   To  ratify  the   selection  of   PricewaterhouseCoopers   as   independent
     accountants for the Fund for the fiscal year ending October 31, 2000.

          | |  FOR     | |  AGAINST     | | ABSTAIN


3. To approve a new Investment Advisory Agreement between the Fund and its current adviser, EQSF Advisers, Inc.

          | |  FOR     | |  AGAINST     | | ABSTAIN


                              (BACK COVER OF PROXY)

4. To transact such other business as may properly come before the meeting and/or any adjournments thereof.

          | |  FOR     | |  AGAINST     | | ABSTAIN


NOTE: When shares are held by joint tenants, both must sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on this card. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name.


                                            DATE:_____________________, 2000



                                            --------------------------------
                                            Signature



                                            --------------------------------
                                            Signature (if held jointly)


PLEASE  VOTE,  SIGN AND  RETURN  THIS  PROXY CARD  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.

                                  Back of Proxy